Building a Leading Gold Company in Mexico

Gammon Gold to Acquire Capital Gold

October 2010


Operations
Development & Exploration Properties

Gammon Gold Inc.

CGC CAPITAL GOLD CORPORATION

Forward Looking Statements

Forward Looking Statements

This presentation contains forward-looking statements and forward-looking information within the meaning of applicable securities laws. The use of any of the words "plans", "expects", or "does not expect", "is expected", "budget", "scheduled", "anticipates", or "does not anticipate", "continue", "estimates", "forecasts", "objective", "ongoing", "may", "will", "project", "should", "believe", "intends" or variations of such words and phrases or statements are intended to identify forward-looking information or statements. Forward-looking information is based on the opinions and estimates of management at the date the information is made, and is based on a number of assumptions and subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those projected in the forward-looking information. More particularly and without limitation, this presentation contains forward-looking statements and information concerning the transaction and the definitive agreement. The forward-looking statements and information are based on certain key expectations and assumptions made by Gammon Gold and Capital Gold. Although Gammon Gold and Capital Gold believe that the expectations and assumptions on which such forward-looking statements and information are based are reasonable, undue reliance should not be placed on the forward-looking statements and information because neither of them can give any assurance that it will prove to be correct. Since forward-looking statements and information address future events and conditions, by their very nature they involve inherent risks and uncertainties. There are risks also inherent in the nature of the transaction, including whether the completion of the transaction will ultimately occur, whether expected synergies will occur, incorrect assessment of the value of the respective properties of each of Gammon Gold and Capital Gold, and failure to obtain the required security holder, regulatory, third party and other approvals. Readers are cautioned that the foregoing list of factors is not exhaustive. There may be other factors that cause actions, events or results not to be anticipated, estimated or intended. The forward-looking statements and information contained in this presentation are made as of the date hereof. There can be no assurance that forward-looking information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information. Neither Gammon Gold nor Capital Gold undertake any obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, except in accordance with applicable securities laws.

Cautionary Note to US Investors Concerning Estimates of Measured, Indicated and Inferred Resources

This presentation uses the terms "Measured", "Indicated" and "Inferred" Resources. U.S. investors are advised that while such terms are recognized and required by Canadian regulations, the Securities and Exchange Commission does not recognize them. "Inferred Resources" have a great amount of uncertainty as to their existence and as to their economic and legal feasibility. It cannot be assumed that all or any part of an Inferred Resource will ever be upgraded to a higher category. Under Canadian rules, estimates of Inferred Resources may not form the basis of feasibility or other economic studies. U.S. investors are cautioned not to assume that all or any part of Measured or Indicated Resources will ever be converted into reserves. U.S. investors are also cautioned not to assume that all or any part of an Inferred Resource exists, or is economically or legally mineable.

Acquisition of Capital Gold

Binding Agreement	▪ Gammon Gold has signed a definitive agreement with Capital Gold ▪ Friendly transaction
Unanimous Support	▪ Unanimously endorsed by Capital Gold ▪ Board of Director and officer lockups
Portfolio Expansion	▪ El Chanate gold mine ▪ Orion gold development project ▪ Potential for meaningful synergies

Leading Mexican Gold Producer	▪ Building a leading gold company in Mexico
	  ▪ Three gold mines, two gold development projects, over 250,000 hectares
	  ▪ Strong gold production growth with lowest quartile cash costs
	  ▪ Consolidating gold opportunities in Mexico

Summary of Transaction Terms

Consideration	▪ 0.5209 Gammon common shares and US$0.79 for each Capital Gold common share
Offer Value	▪ US$4.57 per Capital Gold share based on Gammon's closing share price on the NYSE on September 24, 2010 ▪ 30% premium based on 20-day VWAP (1) ▪ Transaction value of US$288 M (2)
Other Terms	▪ Break-fee of US$10.3 M ▪ Non-solicitation and Right-to-match ▪ Unanimously supported deal; Board and officer lockups
Transaction Approvals	▪ Approval by holders of 50% plus one of Capital Gold shares
Next Steps	▪ Circular mailed in Q4 2010 ▪ Capital Gold shareholder vote expected in December

(1) Based on of CGC trading on the NYSE AMEX during the last 20 days trading to September 24, 2010.
(2) Based on CGC fully diluted in the money shares outstanding of 63 M.

Benefits to CGC Shareholders

- **Attractive premium**
  - **30% premium based on 20-day VWAP (1)**
  - **Includes a meaningful cash component**
- **Participation in a well-funded, high quality, growing gold producer**
  - **Capital Gold shareholder's will own approximately 20% of pro forma Gammon Gold**
  - **Increased corporate profile, including research coverage and trading liquidity**
  - **Strong balance sheet**
  - **Participation in Gammon's continued production growth and upside through prospective exploration opportunities**
  - **Share in the benefits of synergies to be gained from Mexican projects**
- **Complementary operating expertise**
  - **Strong and dedicated management team with outstanding knowledge and operating expertise in Mexico**
  - **Significant technical and financial resources to help optimize on-going development**

(1) Based on Capital Gold trading on the NYSE AMEX during the last 20 days trading to September 24, 2010.

Strategic Rationale

- **Establishes Gammon as a leading Mexican gold producer**
- **Creates a diversified portfolio with three gold mines and an attractive set of gold development projects**
  - **Stable production base with significant organic growth**
  - **Adds substantial exploration upside at all properties**
- **Full participation in record gold price**
  - **Increases gold reserves by 100% to 3.0 M oz**
  - **Increases gold resources[1] by 42% to 6.3 M oz**
- **Potential for significant synergies between Mexican operations**
- **Positioned to lead consolidation of Mexican gold opportunities**

(1) Measured, Indicated and Inferred (Resources inclusive of Reserves); M&I: 0.5Moz, Inferred: 2.8Moz.

El Chanate Gold Mine

Gammon Gold Inc. | CGC Capital Gold Corporation

Overview

- Potential to move excess equipment from Ocampo to El Chanate
- Conversion to owner mining opportunity
- Additional water facilitates heap leach expansion
- Crusher optimization
- Agglomeration



Proven and Probable Reserves			
	Tonnes (000's)	Au g/t	Au Ounces (000's)
Proven and Probable Reserves	70,557	0.66	1,504
Measured and Indicated Resources			
	Tonnes (000's)	Au g/t	Au Ounces (000's)
Measured and Indicated Resources	4,613	0.47	69
Inferred Resources			
	Tonnes (000's)	Au g/t	Au Ounces (000's)
Inferred Resources	6,135	0.80	157

Reserves and Resources as at November 27, 2009

Reserve Growth


Gold Ounces (000s)
1,600
1,200
800
400
0
530% Increase
237
357
490
832
1,504
2002
2003
2005
2007
2009

Orion Gold Project

Gammon Gold Inc. | CGC Capital Gold Corporation

Overview

- **Positive PEA results (Feb. 2010)**
  - IRR of 38%
- **Development synergies**
  - El Cubo contractors provide opportunity for early bulk sample and test stope
  - Excess mill infrastructure at El Cubo
- **Historic mining district**
- **High grades**
- **Excellent exploration upside**
  - 110,000 hectares
  - Project generation

Measured and Indicated Resources					
	Tonnes (000's)	Au g/t	Ag g/t	Au Ounces (000's)	Ag Ounces (000's)
Measured and Indicated Resources	1,107	3.66	309.2	130	11,005
Inferred Resources					
	Tonnes (000's)	Au g/t	Ag g/t	Au Ounces (000's)	Ag Ounces (000's)
Inferred Resources	181	3.33	94.5	19	550

Resources as at February 5, 2010.



Increasing Exposure to Gold

Gold Reserves (M oz)



Probable
Proven
100% increase in reserves
1.5
0.7
0.8
3.0
1.7
1.3
Gammon
Pro Forma Gammon

2010 Gold Production (1) (koz)



48% increase in production
116
172
Gammon
Pro Forma Gammon

Gold Resources (2) (M oz)



Inferred
M & I
Proven and Probable
42% increase in resources
4.5
2.6
0.3
1.5
6.3
2.8
0.5
3.0
Gammon
Pro Forma Gammon

2010 Gold Revenue Contribution (3)



15% increase
59%
68%
Gammon
Pro Forma Gammon

(1) Pro forma production based on management estimates and F2010 CGC gold production.
(2) Measured, Indicated and Inferred Resources (inclusive of Reserves).
(3) Pro forma contribution based on management estimates and average YTD gold price of US$1,178/oz and silver price of US$18.08/oz.

Pro Forma Gammon Gold Pipeline


Plus Strategic Investments in Corex and Golden Queen
Exploration at Saric, Venus, Los Jarros and Mezquite
Orion
Guadalupe y Calvo
El Chanate
El Cubo
Ocampo
Mines
Projects
Exploration

- Exploration – Over 250,000 Ha in around existing mines and in highly prospective States
- Orion – Freeing up miners and equipment for early exploitation
- GyC – PEA imminent
- El Chanate – Owner mining opportunity, additional well for leach optimization, moving excess equipment to site
- El Cubo – Option value, redevelopment, eliminate rezagas and restructure operation
- Ocampo – Second UG mine being developed, third being explored

Pro Forma Position

Gammon Gold Inc. | CGC CAPITAL GOLD CORPORATION

Market Capitalization (US$ M) (1)


$312
$678
$1,183
$1,267
$1,367
$2,163
$2,414
Timmins
Minefinders
Aurizon
Pro Forma Gammon
Lake Shore
Alamos
Allied Nevada

Gold Reserves (M oz)


0.6
0.8
2.0
2.4
2.4
2.8
3.0
Timmins
Lake Shore
Aurizon
Alamos
Allied Nevada
Minefinders
Pro Forma Gammon

2011-2012 Average Gold Production (koz)


102
157
169
175
189
209
223
Timmins
Minefinders (2)
Aurizon
Lake Shore
Allied Nevada
Alamos
Pro Forma Gammon

2011-2012 Average Gold Cash Cost (US$/oz)(3)


Street Consensus Average Cash Cost
Cash Cost Based on Spot Ag Price (4)
$163
$89
$341
$424
$433
$444
$452
$524
Pro Forma Gammon
Alamos
Allied Nevada
Lake Shore
Aurizon
Timmins
Minefinders (2)

Source: Company disclosure and analyst consensus.
(1) Market capitalization as at September 29, 2010.
(2) Minefinders production and cash costs in gold Eq.
(3) Net of silver by-products.
(4) Average cash cost based on spot silver price of US$21.89/oz.

Comparison to Timmins "Proposal"

Gammon Gold Inc. | CGC CAPITAL GOLD CORPORATION

		Timmins Non-Binding "Proposal"		Gammon Offer
Definitive Agreement	✗		✓	Fully Executed
Offer Value [1]	✗	US$4.32	✓	US$4.57
CGC Board / Management Support (Friendly)	✗		✓	Unanimous Support (having thoroughly considered all proposals)
Acquiror Vote Required – Execution Risk	✗	Yes	✓	No
Not Subject to Due Diligence	✗		✓	Due diligence completed
Timing to Completion	✗		✓	On Track
Premium – **Offer Value over CGC 1-Day Premium** [1] – **Offer Value over CGC 20-Day Premium** [2]	✗ ✗	14% 23%	✓ ✓	20% 30%
Consideration	✗	All Shares	✓	Cash (~$50M) and Shares
Liquidity (Average Daily Trading Value US$ MM) [3]	✗	$1.0 (acq. shares "turned" in ~290 trading days)	✓	$20.1 (acquisition shares "turned" in ~12 trading days)
% of Basic Shares Issued	✗	107%	✓	25%
Synergies	✗		✓	Significant synergies on excess equipment, infrastructure, specific skills (OP & UG), and Corporate

(1) Premium based on September 24, 2010 closing price.
(2) Based on CGC trading on the NYSE Amex during the last 20 days trading to September 24, 2010.
(3) Based on LTM value traded on all exchanges.

Gammon – Timmins Comparison

	Timmins	Gammon
Operating Expertise	✗	✓ OP HL & UG
Last Quarter Production/ Cash Cost (1)	11,299 ounces / US$933/ounce	44,363 ounces / US$427/ounce
Operational Stability (No Commissioning Risk)	✗	✓
Balance Sheet Strength (US$ MM) (2)	✗ $5 Cash, $18 Short-Term Debt	✓ $103 Cash, $6 Short-Term Debt; $23 available under credit facility
Internal Funding Capability (US$ MM)	?	✓
Listings	TSX Venture	TSX / NYSE
Liquidity (Average Daily Trading Value US$ MM) (3)	✗ $1.0	✓ $20.1
Analyst Coverage	✗ 5 Brokers	✓ 14 Brokers (4)
Unhedged	✗	✓
Reserve Life	✗ 5 years	✓ 11 years
Market Capitalization / Reserve Ounce (US$/oz) (5)	✗ $482/oz	✓ $358/oz
Market Capitalization / Resource Ounce (US$/oz) (5)	✗ $281/oz	✓ $122/oz

(1) Timmins reports sold ounces; Gammon production and cash costs reflect Ocampo only and are shown on an Au E. basis (55:1).
(2) As of June 30, 2010.
(3) Based on LTM value traded on all exchanges.
(4) 12 brokers currently with 2 imminent.
(5) Market Cap. as of Oct. 4; Reflects Au E. ounces; Resources include P&P, M&I, and Inferred.